EXHIBIT 6

               Agreement between Management and the Company




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                               AGREEMENT

4 Brandon - I, Inc., a Florida corporation and Michael T. Williams, individually and as president, treasurer and director of 4 Brandon - I do hereby agree as follows:

o Other than the $60,000 in accrued salary to our president, no compensation will be paid or due or owing to any officer or director until after a business combination is closed. Any such compensation paid must be in accordance with this agreement.

o Present management may loan us up to $50,000, which is not repayable.

o Management will not actively negotiate or otherwise consent to the purchase of any portion of their common stock as a condition to or for a proposed business combination unless such a purchase is requested by an acquisition candidate as a condition to a merger or acquisition.

o We have not incurred and do not intend to incur in the future any debt from anyone other than management for our organizational activities. Debt to management will not be repaid.

o We prohibit transactions with or payment of anything of value to any present officers, director, promoter or affiliate or associate or any company that is in any way or in any amount beneficially owned by any of our officers, director, promoter or affiliate or associate, except as follows:

o     Williams Law Group, P.A. will provide but will not be paid anything by us for legal services.

o            We owe our president,  Michael T. Williams,  $60,000 in salary. The
             acquisition   candidate   must  agree  to  pay  this  debt  in  the
             acquisition agreement.

o Conflicts with other blank check companies with which members of management are currently and may become affiliated in the future will arise in the pursuit of business combinations. These conflicts will involve only Michael T. Williams. Mr. M. T. Williams has in the past formed other what would be deemed blank check entities for himself. He intends to continue to do so in the future. None of these entities has or will engage in any public offering of its securities prior to entering into a business combination agreement. None of such entities has entered into an agreement to acquire any business or has acquired any business.

o None of these existing blank check entities will file registration statements under the Securities Act to sell their securities prior to entering into a business combination agreement.

o All acquisition candidates will first be presented to us and any other blank check companies that file a registration statement under the Securities Act to sell their securities prior to entering into a business combination agreement in order starting with the company with the earliest effective date of a registration statement. If there are no other affiliated blank check companies that have filed these


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             registration  statements,   then  acquisition  candidates  will  be
             presented based upon the earliest time and date on which such companies were formed.

o Mr. M. T. Williams may render services to blank check companies formed by others in the future. Part of his compensation may be in securities of such companies. However, he will not own more than 5% of any of these companies and will not be able to control them in any way. Thus, such companies will not be subject to the procedures described above.

o We have agreed orally to pay Michael T. Williams $60,000 of salary for all services rendered and to be rendered from January 1, 1999 until the acquisition closes. This debt will be assumed and paid by the acquisition candidate.

o Except as described in this agreement, we will not pay any of the following types of compensation or other financial benefit to our management or current stockholders:

o     Consulting Fees
o     Finders' Fees
o Sales of insiders' stock positions in whole or in part to the private company, the blank check company and/or principals thereof
o Any other methods of payments by which management or current shareholders receive funds, stock, other assets or anything of value whether tangible or intangible

o Management may not divest themselves of ownership and control of us prior to the closing of an acquisition or merger transaction.

o We have not incurred and do not intend to incur in the future any debt from anyone other than management for our organizational activities. Debt to management will not be repaid.

o Upon the closing of a business combination, there will be a change in our management, which management may decide to change the policies as to the use of proceeds as stated herein. Our present management anticipates that the funds will be used by the post-merger management at their sole discretion. Other than the $60,000 in accrued salary to our president, no compensation will be paid or due or owing to any officer or director until after a business combination is closed.


Signed on March 17, 1999.

4 Brandon - I, Inc.

/s/  Michael T. Williams, President

/s/ Michael T. Williams
    Individually and as president, treasurer and director of 4 Brandon -I, Inc.


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